CASH, CASH EQUIVALENTS AND RESTRICTED CASH - Schedule of Cash Cash Equivalents And Restricted Cash (Detail) - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022	Sep. 30, 2022	Dec. 31, 2021
Cash and Cash Equivalents [Abstract]
Cash	$ 43,056	$ 54,340
Cash equivalents	249,895	455,183
Total cash and cash equivalents	292,951	509,523
Non-current portion of restricted cash	129	130
Total cash, cash equivalents and restricted cash	$ 293,080	$ 509,653	$ 620,687	$ 499,419